UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

DARÉ BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

**** IMPORTANT REMINDER ****

Dear Fellow Daré Bioscience, Inc. Stockholder:

By now, you should have received your proxy material for the Annual Meeting of Stockholders of Daré Bioscience, Inc., which is scheduled to be held on June 23, 2022.

Each stockholder’s vote is extremely important. There are six proposals on the agenda and your Board recommends that you vote in favor of each proposal.

PLEASE VOTE TODAY

The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC, at 1-800-607-0088.

Thank you for your investment in Daré Bioscience, Inc. and taking the time to vote your shares.

Sincerely,

Lisa Walters-Hoffert

Chief Financial Officer

**** YOUR ATTENTION IS REQUESTED ****

YOUR VOTE IS IMPORTANT TO US

Dear Fellow Daré Bioscience, Inc. Stockholder:

The Annual Meeting of Stockholders of Daré Bioscience, Inc., which is scheduled to be held on June 23, 2022 and as of the mailing of this letter we have not received your vote.

Each stockholder’s vote is extremely important because one proposal requires the vote of a majority of the outstanding shares. There are six proposals on the agenda and your Board recommends that you vote in favor of each proposal.

WE URGE YOU TO PLEASE VOTE TODAY

The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC, at 1-800-607-0088.

Thank you for your investment in Daré Bioscience, Inc. and taking the time to vote your shares.

Sincerely,

Lisa Walters-Hoffert

Chief Financial Officer

**** TIME IS GROWING SHORT UNTIL THE MEETING ****

YOUR VOTE IS IMPORTANT TO US

Dear Fellow Daré Bioscience, Inc. Stockholder:

The Annual Meeting of Stockholders of Daré Bioscience, Inc. is scheduled to be held on June 23, 2022, and as of the mailing of this letter, we have not received your vote.

Each stockholder’s vote is extremely important, no matter how many shares you own, because one proposal requires the vote of a majority of the outstanding shares as of the record date. There are six proposals on the agenda, and your Board recommends that you vote in favor of each proposal.

The fastest and easiest way to vote is by telephone or over the Internet. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter.

WE URGE YOU TO VOTE TODAY

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC, at 1-800-607-0088.

Thank you for your investment in Daré Bioscience, Inc. and taking the time to vote your shares.

Sincerely,

Lisa Walters-Hoffert

Chief Financial Officer

PV-app-insert-half-page copy.pdf 1 2/21/20 1:34 PM

Proxy voting in the palm of your hand

Broadridge

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ProxyVote
Vote Your Investments
Account
Hextone
Issuer
ABC, Corporation
Control Number
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Meeting Type
Annual Meeting
Vote By
12/10/2019
Status
Not Voted
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Account
Lumina Summit
Issuer
ABC, Fund
Control Number
••••••••••••537
Meeting Type
Annual Meeting

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VIF-PVI-APP-03-20